UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

0-22606
(Commission File Number)

January 23, 2009
Date of Report (Date of Earliest Event Reported):

BRITTON & KOONTZ CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Mississippi	64-0665423
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

500 Main Street, Natchez, Mississippi  39120
(Address of Principal Executive Offices) (Zip Code)

(601) 445-5576
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                            Results of Operations and Financial Condition.

On January 23, 2009, Britton & Koontz Capital Corporation (the “Company”) issued a press release reporting the earnings of the Company for the year ended December 31, 2008.  A copy of this press release and accompanying financial highlights are furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01                            Financial Statements and Exhibits.

(d)              Exhibits

99.1	Press Release and accompanying financial highlights issued by Britton & Koontz Capital Corporation dated January 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BRITTON & KOONTZ CAPITAL CORPORATION

Date:	January 26, 2009	/s/ W. Page Ogden
W. Page Ogden
Chief Executive Officer

Exhibits Index

Exhibit	Description of Exhibit

99.1	Press Release and accompanying financial highlights issued by Britton & Koontz Capital Corporation dated January 23, 2009.